Cash and cash equivalents	12 Months Ended
Dec. 31, 2017
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Cash and cash equivalents

21 Cash and cash equivalents

	2017	2016	2015
Cash at bank and in hand	3,720	3,727	2,199
Short-term deposits	2,544	3,666	3,614
Money market investments	4,496	3,939	3,318
Short-term collateral	7	16	463
At December 31	10,768	11,347	9,594

The carrying amounts disclosed reasonably approximate the fair values as at the year-end.

EUR 7 billion (2016: EUR 8 billion) of cash collateral is received related to securities lending, repurchase agreements and margins on derivatives transactions. A corresponding liability to repay the cash is recognized in other liabilities (note 44 Other liabilities). Refer to note 49 Transfer of financial assets for details on collateral received and paid. Investment of cash collateral received is restricted through limitations on credit worthiness, duration, approved investment categories and borrower limits. EUR 7 million (2016: EUR 16 million) of the cash collateral received is included in cash and cash equivalents and the remainder is included in other asset classes as that collateral is typically reinvested. Aegon earns a share of the spread between the collateral earnings and the rebate paid to the borrower of the securities. Due to the sale of the UK annuity portfolio in 2016 the short term collateral has decreased significantly since then. Income from securities lending programs was approximately EUR 11 million (2016: EUR 13 million; 2015: EUR 8 million).

The weighted effective interest rate on short-term deposits was 0.32% negative (2016: 0.17% negative) and these deposits have an average maturity of 31 days (2016: 23 days).

For the purposes of the cash flow statement, cash and cash equivalents comprise the following:

	Note	2017	2016	2015
Cash and cash equivalents		10,768	11,347	9,594
Cash classified as Assets held for sale	22	260	-	-
Bank overdrafts	44	(2)	(1)	-
Bank overdrafts classified as Liabilities held for sale		(1)	-	-
Net cash and cash equivalents		11,026	11,346	9,593

Cash and cash equivalents include cash and demand balances held at the Dutch Central Bank. The Dutch Central Bank requires Aegon Bank N.V. to place 1% of their deposits with agreed maturity or the savings accounts (without restrictions to withdraw their money) in an account with the Dutch Central Bank. This deposit is renewed every 42-49 days, based on an updated valuation of total assets. The interest received on this deposit is equal to the ECB deposit rate (which was -40bp throughout 2017). The year-end minimum required balance on deposit by the Dutch Central Bank was EUR 67 million (2016: EUR 63 million). These deposits are therefore not freely available.

Summary cash flow statement	2017	2016	2015
Net cash flows from operating activities	553	3,319	914
Net cash flows from investing activities	(1,196)	(1,078)	615
Net cash flows from financing activities	519	(465)	(2,785)
Net increase in cash and cash equivalents	(125)	1,776	(1,257)

Net cash and cash equivalents at December 31, 2017, are negatively impacted by effects of changes in exchange rates of EUR 196 million (2016: EUR 23 million negative; 2015: EUR 200 million positive).

Analysis of cash flows

2017 compared to 2016

Net cash flows from operating activities

Total net cash flows from operating activities decreased by EUR 2,766 million to a EUR 553 million inflow (2016: 3,319 EUR million inflow). The decrease is mainly driven by an outflow from results from financial transactions, changes in accruals and money market investments. These cash outflows are partly offset by the net purchase of investments for account of policyholders and by net changes in cash collateral.

Net cash flows from investing activities

Net cash flows from investing activities decreased by EUR 118 million to a EUR 1,196 million outflow (2016: EUR 1,078 million outflow). The total consideration paid for acquisitions, including cash in acquired entities, was EUR 52 million. The total consideration received for disposals, excluding transferred assets and reinsurance assets from reinsurance transactions, was EUR 299 million. Total consideration received in cash and cash equivalents amounted to EUR 306 million, as an earn-out of EUR 7 million was part of the total consideration. Transferred cash and cash equivalents amounts to an outflow of EUR 1,361 million as a result of reinsurance transactions and disposals of entities over which control is lost. The decrease is mainly driven by the aquisition of Cofunds Ltd., the divestment of the payout annuity business and Bank Owned Life Insurance / Corporate Owned Life Insurance business (BOLI/COLI) and the sale of Unirobe Meeùs Groep (UMG) (refer to note 51 Business combinations).

Net cash flows from financing activities

Net cash flows from financing activities increased by EUR 984 million to a EUR 519 million inflow (2016: EUR 465 million outflow). The increase is mainly a result of proceeds and repayments of borrowings (refer to the table below and note 39 Borrowings).

2016 compared to 2015

Net cash flows from operating activities

Total net cash flows from operating activities increased by EUR 2,405 million to a EUR 3,319 million inflow (2015: EUR 914 million inflow). The increase is mainly driven by higher inflows from insurance and investment liabilities for account of policyholders and an increase in changes in other liabilities. These cash inflows are partly offset by a decrease in results from financial transactions.

Net cash flows from investing activities

Net cash flows from investing activities decreased by EUR 1,693 million to a EUR 1,078 million outflow (2015: EUR 615 million inflow). The total consideration received for disposals, excluding transferred assets and reinsurance assets from reinsurance transactions, was EUR 69 million. Total consideration received in cash and cash equivalents amounted to EUR 56 million as an earn-out of EUR 13 million was part of the total consideration. Transferred cash and cash equivalents amounts to an outflow of EUR 1,130 million as a result of reinsurance transactions and disposal of entities over which control is lost. The decrease is mainly driven by net cash outflows related to the sale of Aegon’s UK annuity portfolio and the commercial non-life insurance business in Aegon Nederland (refer to note 51 Business combinations).

Net cash flows from financing activities

Net cash flows from financing activities increased by EUR 2,320 million to a EUR 465 million outflow (2015: EUR 2,785 million outflow). The increase is a result of proceeds and repayments of borrowings (refer to note 39 Borrowings). This was partly offset by the share buyback program, executed in 2016, to neutralize the dilutive effect of the cancellation of the preferred shares in 2013.

Reconciliation of liabilities arising from financing activities

The table below shows the reconciliation between the net cash flows from financing activities and the liabilities as included in the consolidated statement of financial position.

	Cash flows							Non-cash changes
Reconciliation of debt from financing activities	At January 1, 2017	Addition	Repayment	Realized gains / losses in income statement	Movements related to fair value hedges	Amorti- zation	Other	Net exchange difference	At December 31, 2017
Subordinated borrowings	767	-	-	-	-	6	-	(9)	764
Trust pass-through securities	156	-	-	-	(4)	-	-	(19)	133
Borrowings	13,153	9,170	(7,918)	(10)	-	(1)	1	(760)	13,635
Assets held to hedge Trust pass-through securities	22	-	-	(4)	-	-	-	(2)	15